EXHIBIT 99.2

                                                EAST MIDLANDS ELECTRICITY PLC




SUMMARY GROUP PROFIT AND LOSS ACCOUNT
SIX MONTHS ENDED 30 SEPTEMBER 1996





                                                                               Unaudited                       Audited
                                                                              Six months to                 12 months to 31
                                                                              30 September                      March
                                                                                                                1996
                                                                                                             (excluding NGG
                                                                            1996               1995            - note 1)
                                                                Note      (pound)m           (pound)m          (pound)m
TURNOVER                                                           2        563.3              582.0            1,299.8
                                                                          ---------        ------------    -----------------
OPERATING PROFIT                                                   2         85.2               94.9              188.6

Release of fundamental restructuring provisions                               -                  -                 11.4
Surplus on disposal of discontinued operations                                1.0                8.0               20.0
Share of profits of associated undertakings                                   1.3                0.9                2.6
Income from other fixed asset investments                                     2.8                -                  1.5
Net interest payable                                                        (10.3)              (7.1)              (9.9)
                                                                           ---------        ------------    -----------------
PROFIT BEFORE TAXATION                                                       80.0               96.7              214.2
Taxation based on profits for the period                           3        (19.6)             (24.2)             (37.8)
Advance corporation tax written off                                           -                (26.0)             (26.0)
                                                                           ---------        ------------    -----------------
PROFIT ATTRIBUTABLE TO
  SHAREHOLDERS                                                               60.4               46.5              150.4



Ordinary dividend                                                             -                (17.8)             (62.3)
Special dividend                                                              -               (238.1)            (238.6)
                                                                           ---------        ------------    -----------------
AMOUNT TRANSFERRED TO (FROM)
  RESERVES                                                                   60.4             (209.4)            (150.5)
                                                                           =========       ============    =================


                                                                           pence              pence              pence
EARNINGS PER SHARE, BEFORE EXCEPTIONAL
  ITEMS                                                            4
                                                                             30.0               33.4               78.7

Exceptional items, after tax                                                  0.5                4.1               12.3
                                                                           ---------       ------------    -----------------
EARNINGS PER SHARE - NIL BASIS                                               30.5               37.5               91.0
Advance Corporation Tax written off                                           -                (13.5)             (13.4)
                                                                           ---------       ------------    -----------------
EARNINGS PER SHARE - NET BASIS                                               30.5               24.0               77.6
                                                                           =========       ============    =================

                                                                   5          -                  9.2               31.6
DIVIDENDS PER SHARE
SPECIAL DIVIDENDS PER SHARE                                                   -                120.0              120.0
                                                                           =========       ============    =================


                                                  EAST MIDLANDS ELECTRICITY PLC

SUMMARY GROUP BALANCE SHEET
AS AT 30 SEPTEMBER 1996


                                                                   Unaudited                    Audited
                                                                 30 September                   31 March
                                                             1996               1995              1996
                                                          (pound)m            (pound)m          (pound)m
FIXED ASSETS                                                814.2              836.5              783.9
                                                           -------            -------            --------
CURRENT ASSETS                                              220.5              367.1              271.3
CREDITORS: AMOUNTS FALLING DUE
   WITHIN ONE YEAR                                         (277.2)            (621.0)            (346.8)
                                                           -------            -------            --------
NET CURRENT LIABILITIES                                     (56.7)            (253.9)             (75.5)
                                                           -------            -------            --------
TOTAL ASSETS LESS CURRENT
   LIABILITIES
                                                            757.5              582.6              708.4

CREDITORS: AMOUNTS FALLING DUE AFTER
   MORE THAN ONE YEAR
                                                           (252.2)            (154.1)            (253.0)
PROVISION FOR LIABILITIES AND
   CHARGES                                                  (53.5)             (54.6)             (64.0)
                                                           -------            -------            --------
NET ASSETS                                                  451.8              373.9              391.4
                                                           =======            =======            ========
CAPITAL AND RESERVES                                        451.8              373.9              391.4
                                                           =======            =======            ========

                                                  EAST MIDLANDS ELECTRICITY PLC


SUMMARY GROUP CASH FLOW STATEMENT
SIX MONTHS ENDED 30 SEPTEMBER 1996

                                                                                            Unaudited             Audited
                                                                                           6 months to         12 months to
                                                                                           30 September          31 March
                                                                                        1996          1995         1996
                                                                         Note        (pound)m       (pound)m     (pound)m
CASH FLOW FROM OPERATING ACTIVITIES
   EXCLUDING NGG DISTRIBUTION                                               6           163.4         181.4        254.3

Returns on investments and servicing of finance                                           3.6           2.8         (8.6)
Taxation excluding NGG distribution                                                     (55.3)         24.9         (0.2)
Purchase of tangible fixed assets                                                       (61.2)        (46.4)      (104.5)
Customers' contribution to tangible fixed assets                                         10.0          11.6         25.0
Acquisitions and disposals                                                                1.5          19.0         39.4
Equity dividends paid                                                                     -            (2.1)      (298.0)
Cash flows relating to NGG                                                  7            10.7           -           25.3
                                                                                     --------       -------      -------
NET CASH INFLOW (OUTFLOW) BEFORE USE OF LIQUID
   RESOURCES AND FINANCING                                                  8            72.7         191.2        (67.3)
Management of liquid resources                                              8            15.1        (124.4)       (67.0)
Financing                                                                   8           (22.0)        (66.8)        64.6
                                                                                     --------       -------      -------
INCREASE (DECREASE) IN CASH                                                 8            65.8           -          (69.7)
                                                                                     ========       =======      =======

OPENING NET DEBT                                                            8          (234.7)       (178.2)      (178.2)

Net cash inflow (outflow) before use of liquid
    resources and financing                                                              72.7         191.2        (67.3)

Cash inflow from the issue of shares                                                      -             0.5         10.8
                                                                                     --------       -------      -------
INCREASE (DECREASE) IN NET FUNDS                                            8            72.7         191.7        (56.5)
                                                                                     --------       -------      -------
CLOSING NET (DEBT) FUNDS                                                    8          (162.0)         13.5       (234.7)
                                                                                     ========       =======      =======

The presentation of cash flow information for comparative purposes has been revised as explained in Note 1.

                                                 EAST MIDLANDS ELECTRICITY PLC

NOTES


1.        BASIS OF PREPARATION

          The interim accounts for the six months to 30 September 1996, and comparative amounts to 30 September 1995, which are unaudited, have been prepared under the historical cost convention, as modified by the valuation of certain fixed asset investments. The accounting policies are consistent with those applied for the year ended 31 March 1996.

          The financial information contained in this interim statement does not amount to statutory accounts within the meaning of Section 240 of the Companies Act 1985. Amounts shown for the year ended 31 March 1996 are consistent with the full audited accounts for that year, which have been delivered to the Registrar of Companies, except that, to aid comparison, amounts shown in the profit and loss account exclude transactions which arose as a result of the distribution of the company's interest in NGG, which took place in December 1995. A revised presentation of cash flow information for the current and prior periods has been adopted following the issue of FRS1 (Revised
          1996) - Cash Flow Statements by the Accounting Standards Board in October 1996.

          The auditors' report on the full accounts for the year ended 31 March 1996 was unqualified and did not include a statement under section 237(2) or (3) of the Companies Act 1985.

2.        SEGMENTAL ANALYSIS

                                                                     Unaudited                     Audited
                                                                   Six months to               12 months to
                                                                    30 September                  31 March
                                                                                                    1996
                                                                1996              1995          (excluding NGG)
          TURNOVER                                            (pound)m           (pound)m         (pound)m
          Supply excluding NGG                                  503.4              505.3           1,166.8
          Underlying distribution                               163.1              180.7             371.3
          EME Contracting                                        18.5               16.9              34.9
          Sterling Gas Marketing                                  2.2                3.4               8.6
          Other activities and internal charges                (123.9)            (138.9)           (300.3)
                                                              -------            -------          --------
          Continuing operations                                 563.3              567.4           1,281.3

          Discontinued operations                                 -                 14.6              18.5
                                                              -------            -------          --------
          GROUP EXCLUDING NGG                                   563.3              582.0           1,299.8
                                                              =======            =======          ========

                                                 EAST MIDLANDS ELECTRICITY PLC

NOTES

                                                                             Unaudited                   Audited
                                                                           Six months to              12 months to
                                                                            30 September                31 March
                                                                                                           1996
                                                                       1996              1995         (excluding NGG)
          OPERATING PROFIT (LOSS)                                    (pound)m          (pound)m          (pound)m
          Underlying supply                                            16.5              13.0               28.5
          Exceptional restructuring                                     -                 -                 (3.5)
                                                                    -------            ------            -------
          Supply excluding NGG                                         16.5              13.0               25.0
                                                                    -------            ------            -------
          Underlying distribution                                      68.4              80.7              178.0
          Exceptional restructuring                                     -                 -                (17.7)
                                                                    -------            ------            -------
          Total electricity distribution                               68.4              80.7              160.3
                                                                    -------            ------            -------
          EME Contracting                                               0.2               -                  0.1
          Sterling Gas Marketing                                       (0.4)             (0.2)              (0.4)
          Other activities and internal charges                         0.5               0.2                1.8
                                                                    -------            ------            -------
          Continuing operations                                        85.2              93.7              186.8

          Discontinued operations                                       -                 0.3                1.1
          Utilisation of fundamental restructuring provisions           -                 0.9                0.7
                                                                    -------            ------            -------
          GROUP EXCLUDING NGG                                          85.2              94.9              188.6
                                                                    =======            ======            =======

3.        TAXATION

          Taxation is based on the profits for the six month period on the basis of the estimated effective tax rate for the year ending 31 March 1997 after taking into account the effect of prior year adjustments and ACT. No account has been taken of tax changes proposed by the Chancellor of the Exchequer in his recent Budget speech.


4.        EARNINGS PER SHARE

          The calculation of earnings per share, on the net basis, for the six months ended 30 September 1996 is based on earnings of (pound)60.4 (1995: (pound)46.5m) and a weighted average of 197.9m (1995: 193.4m)
          ordinary shares in issue and ranking for dividend during the period.


5.        DIVIDEND

          No interim dividend is proposed.

                                                 EAST MIDLANDS ELECTRICITY PLC

NOTES

6.        RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW
          FROM OPERATING ACTIVITIES EXCLUDING NGG

                                                                                                Unaudited               Audited
                                                                                               6 months to            12 months to
                                                                                              30 September              31 March
                                                                                         1996              1995           1996
                                                                                       (pound)m          (pound)m       (pound)m
           Operating profit                                                               85.2              94.9          188.6
           Depreciation                                                                   21.4              23.3           44.8
           Loss (profit) on disposal of tangible fixed assets                              0.3              (1.0)          (2.4)
           Decrease in working capital                                                    67.0              66.8            5.8
           (Decrease) increase in provisions                                              (7.4)              1.2           23.0
                                                                                        ------            ------         ------
           Net cash inflow from operating activities before effects
              of fundamental restructuring                                               166.5             185.2          259.8
           Net cash outflow in respect of fundamental restructuring                       (3.1)             (3.8)          (5.5)
                                                                                        ------            ------         ------
           Net cash inflow from operating activities excluding NGG                       163.4             181.4          254.3
                                                                                        ======            ======         ======

7.        THE NATIONAL GRID GROUP PLC (NGG)

          Full details of the distribution to shareholders in December 1995 of the company's interest in NGG are given in the Annual Report and Accounts for the financial year ended 31 March 1996.

          Group cash flows relating to NGG were as follows:

                                                                       Unaudited                   Audited
                                                                      6 months to                12 months to
                                                                     30 September                  31 March
                                                                1996              1995               1996
                                                              (pound)m          (pound)m           (pound)m
           Net cash outflow from operating activities           (29.0)              -               (68.6)
           Dividends received from NGG                            -                 -               113.7
           Distributions received from PSB Holding Limited        5.9               -                48.0
           Repayment (payment) of Advance Corporation Tax        33.8               -               (53.4)
           Purchase of shares in NGG                              -                 -               (14.4)
                                                              -------           ------             ------
           Net cash inflow relating to NGG                       10.7               -                25.3
                                                              =======           ======             ======

                                                 EAST MIDLANDS ELECTRICITY PLC

NOTES

8.         ANALYSIS OF NET DEBT


                                              At 1               CASH              AT 30
                                             April               FLOW           SEPTEMBER
                                              1996                                 1996
                                           (pound)m            (pound)m          (pound)m
          Cash at bank and in hand             8.2               (7.3)               0.9
          Bank overdrafts                    (76.9)              73.1               (3.8)
                                          --------             ------            -------
                                             (68.7)              65.8               (2.9)

          Eurobonds                         (250.0)               -               (250.0)
          Other loans                        (22.0)              22.0                -
                                          --------             ------            -------
          Debt                              (272.0)              22.0             (250.0)
                                          --------             ------            -------
          Current asset investments          106.0              (15.1)              90.9
                                          --------             ------            -------
          Net debt                          (234.7)              72.7             (162.0)
                                          ========             ======            =======


9. SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA

          The financial statements are prepared in accordance with generally accepted accounting principles in the United Kingdom ("UK GAAP"), which differ in certain material respects from those generally accepted accounting principles in the United States of America ("US GAAP"). The differences that are material to East Midlands Electricity relate to the following items and the necessary adjustments are shown in the tables that follow:

                                                                 Unaudited                  Audited
                                                                6 months to                12 months to
                                                               30 September                31 March
                                                          1996              1995              1996
                                                        (pound)m          (pound)m          (pound)m
           PROFIT ATTRIBUTABLE TO SHAREHOLDERS
              UNDER UK GAAP                                60.4             46.5              237.7
           Items increasing (decreasing) profit:
              Discontinued operations                      (0.7)            (6.2)             (22.2)
              Deferred taxation                            (8.8)            13.8              (11.8)
              Dividends from fixed asset investments        -               11.3               11.3
              Stock-based compensation                      -               (0.3)              (0.6)
              Pension costs                                 2.2              3.1                6.2
                                                        -------           ------            -------

                                                  EAST MIDLANDS ELECTRICITY PLC


           NOTES
           Income from continuing operations under
              US GAAP                                      53.1             68.2              220.6
           Income from discontinued operations
              under US GAAP                                 0.7              6.2               22.2
                                                        -------           ------            -------
           NET INCOME UNDER US GAAP                        53.8             74.4              242.8
                                                        =======           ======            =======

                                                  EAST MIDLANDS ELECTRICITY PLC

NOTES


                                                                             Unaudited                  Audited
                                                                           30 September                 31 March
                                                                      1996              1995              1996
                                                                    (pound)m          (pound)m          (pound)m
           CAPITAL AND RESERVES UNDER UK GAAP                         451.8             373.9             391.4
           Items increasing (decreasing) shareholders' equity:
              Deferred taxation                                      (159.0)           (124.6)           (150.2)
              Dividends payable                                         -               255.9              44.4
              Pension costs                                             9.1               3.8               6.9
              Investment in own shares                                 (2.0)            (10.3)             (2.0)
                                                                     ------            ------            ------
           SHAREHOLDERS' EQUITY UNDER US GAAP                         299.9             498.7             290.5
                                                                     ======            ======            ======

                                                                          Unaudited                  Audited
                                                                        30 September                 31 March
                                                                   1996              1995              1996
                                                                 (pound)m          (pound)m          (pound)m
           TOTAL ASSETS UNDER UK GAAP                             1,034.7           1,203.6           1,055.2
           Items increasing (decreasing) shareholders' equity:
              Deferred taxation                                      (6.0)            (10.0)             (4.0)
              Pension costs                                           9.1               3.8               6.9
              Investment in own shares                               (2.0)            (10.3)             (2.0)
              Other                                                 (16.8)            (45.5)            (16.8)
                                                                 --------          --------          --------
           TOTAL ASSETS UNDER US GAAP                             1,019.0           1,141.6           1,039.3
                                                                 ========          ========          ========

                                                                              9